Investments in Affiliates	12 Months Ended
Dec. 31, 2010
Investments in Affiliates

3. Investments in Affiliates

We own investments in voting interest entities which we do not consolidate and, accordingly, are accounted for under the equity method of accounting. The debt of these affiliates is non-recourse to, and not guaranteed by us. Investments in affiliates consists of the following:

	As of December 31, 2010
	Ownership Interests	Our Investment	Debt	Assets
	(in millions)
Asia Pacific Hospitality Venture Pte. Ltd.	25.0%	$(1)	$—	None
HHR Euro CV	32.1%	135	945	Eleven hotels located in Europe
Tiburon Golf Ventures, L.P.	49.0%	14	—	36-hole golf club

Total		$148	$945

	As of December 31, 2009
	Ownership Interests	Our Investment	Debt	Assets
	(in millions)
Asia Pacific Hospitality Venture Pte. Ltd.	25.0%	$—	$—	None
HHR Euro CV	32.1%	137	1,032	Eleven hotels located in Europe
HHR TRS CV	9.8%	1	5	Lease agreements for certain hotels owned by HHR Euro CV
Tiburon Golf Ventures, L.P.	49.0%	15	—	36-hole golf club

Total		$153	$1,037

European Joint Venture

We are a partner in HHR Euro CV, a joint venture that owns 11 hotels in Europe (the “European joint venture”). We serve as the general partner and have a 32.1% ownership interest therein (including our limited and general partner interests). The initial term of the European joint venture is ten years, subject to two one-year extensions with partner approval. During 2010, the partners of the European joint venture amended and restated their partnership agreement. The amendments were (i) to extend the commitment period during which the European joint venture may make additional equity investments from May 2010 to May 2013, (ii) to reflect an internal restructuring of one of our joint venture partners, and (iii) to reflect changes as a result of the acquisition of the equity interests of subsidiaries previously owned by a separate TRS joint venture with the same partners, which subsidiaries currently lease, as tenant, five of the hotels owned by the European joint venture. After the partnership agreement was amended, the separate TRS joint venture was dissolved. Due to the ownership structure and the non-Host limited partners’ unilateral rights to cause the dissolution and liquidation of the European joint venture at any time, it is not consolidated in our financial statements. As general partner, we earn a management fee based on the amount of equity commitments and equity investments. In 2010, 2009 and 2008, we recorded approximately $5 million, $6 million and $6 million of management fees, respectively.

During 2010, the European joint venture completed an agreement with the lender holding mortgages totaling €70.5 million on three hotels located in Brussels, under which the lender waived breaches of any financial covenants. Additionally, during 2010, the European joint venture negotiated an agreement with the lenders of mortgage loans totaling €342 million due in 2013 that had breached financial covenants. The lenders have agreed to amend these financial covenants for two years in exchange for a deposit of approximately €10 million in an escrow to fund debt service or capital expenditures and commitments to fund planned incremental capital expenditures. These loans are secured by six hotels located in Spain, Italy, Poland and the United Kingdom. These mortgage loans are non-recourse to us and a default under these loans does not trigger a default under any of our debt.

During 2010, we entered into a €20 million ($26 million) foreign currency forward purchase contract. We will sell the Euro amount and receive the U.S. dollar amount on the forward purchase date of October 1, 2014. We have entered into four foreign currency forward purchase contracts totaling €80 million (approximately $114 million) to hedge a portion of the foreign currency exposure resulting from the eventual repatriation of our net investment in the European joint venture. These derivatives are considered a hedge of the foreign currency exposure of a net investment in a foreign operation, and, in accordance with GAAP, are marked-to-market with changes in fair value recorded to accumulated other comprehensive income within the stockholders’ equity portion of our balance sheet. See Note 13 – “Fair Value Measurements” for further discussion of our derivatives and hedging instruments.

Our unconsolidated investees assess impairment of real estate properties based on whether estimated undiscounted future cash flows from each individual property are less than book value. If a property is impaired, a loss is recorded for the difference between the fair value and net book value of the hotel. We also review our investments for other-than-temporary impairment based on the occurrence of any events that would indicate that the carrying amount of the investment exceeds its fair value on an other-than-temporary basis. During 2009, we recorded a non-cash impairment charge totaling $34 million in equity in earnings (losses) of affiliates based on the difference between the estimated fair value of our investment and its carrying value. See Note 13 – “Fair Value Measurements.”

Asian Joint Venture

We are a partner in a joint venture, structured as a Singapore Corporation, that will explore investment opportunities in various markets throughout Asia, including China, Japan, India, Indonesia, Vietnam and Australia (the “Asian joint venture”). We own a 25% interest in the Asian joint venture, which has an initial term of seven years. Due to the ownership structure of the Asian joint venture and our partner’s rights to cause the dissolution and liquidation thereof, it is not consolidated in our financial statements. As of December 31, 2010, the Asian joint venture owned no hotels, but had reached an agreement with Accor and InterGlobe to develop seven properties totaling approximately 1,750 rooms in three major cities in India; Bangalore, Chennai and Delhi (the “India joint venture”). The Asian joint venture will invest approximately $50 million to acquire approximately 36% of the interest in the India joint venture. The properties will be managed by Accor under the Pullman, Novotel, and ibis brands. Development of the properties is underway and the ibis hotel in Bangalore is expected to open in 2011.

CBM Joint Venture L.P.

CBM Joint Venture Limited Partnership (“CBM JV”) owns 115 Courtyard by Marriott hotels, which are operated by Marriott International pursuant to long-term management agreements. On September 11, 2009, we sold our remaining 3.6% limited partnership interest in CBM JV for approximately $13 million and recorded the gain on property transaction of $5 million, net of taxes. As a result of this transaction, we no longer have any ownership interest in CBM JV.

Other Investments

We own a 49% limited partner interest in Tiburon Golf Ventures, L.P., which owns the golf club surrounding The Ritz-Carlton, Naples Golf Resort.

Combined Financial Information of Unconsolidated Investees

Combined summarized balance sheet information as of December 31 for our affiliates follows:

	2010	2009
	(in millions)
Property and equipment, net	$1,354	$1,461
Other assets	132	175

Total assets	$1,486	$1,636

Debt	$945	$1,037
Other liabilities	142	212
Equity	399	387

Total liabilities and equity	$1,486	$1,636

Combined summarized operating results for our affiliates for the years ended December 31 follows:

	2010	2009	2008
	(in millions)
Total revenues	$291	$360	$986
Operating expenses
Expenses	(214)	(274)	(769)
Depreciation and amortization	(23)	(119)	(121)

Operating profit (loss)	54	(33)	96
Interest income	—	3	10
Interest expense	(44)	(53)	(118)

Net income (loss)	$10	$(83)	$(12)